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                                                                   Exhibit 10.17

                              Marketing Agreement
                                    Between
                              Docent, Incorporated
                                      And
                      Harvard Business School Publishing

Harvard Business School Publishing has reviewed the Docent platform sufficiently to make the preliminary judgment that this is the platform on which we would like to launch HBS Publishing's initial courses. Additionally we would like to see Docent become the platform of choice for all HBS external e-learning offerings and, at a third level, to become the platform for the standard-setting management vertical portal ("Vortal") which HBS is organizing.

1.)   Harvard staff commitments

We would commit at least the following resources and activities: The following executives within HBSP will work intensively over the next three months with the Docent team on identifying improvement areas:

 .  PlatformDirector (being hired now),
 .  Jon Levy (VP, e-Learning Programs), and
 .  Judy Uhl (VP, Higher Education).

They would be assisted by technicians from our IT and Production Departments, and from the Education Division -- e.g., network administration, content retrieval and workflow manager, database administrator.

One of these three would become a member of Docent's product Advisory Board. As you know, Jon Levy in particular is an early pioneer in the design and delivery of e-learning offerings, and founded the office of Distance Learning at Cornell, and is a recognized industry expert; for more information on his background, pls visit:

http://www.people.cornell.edu/pages/jl63/
-----------------------------------------

2.)   Docent Platform customization

Initial strategy meetings:

We would propose at least one - perhaps several - joint working sessions over the next three months (and then after release of 5.0) with our colleagues at HBS Executive Education, Baker Library/Information Resource Center and HBS IT, both to share experience and features requirements of our HBS collaborative learning platform, content management, and to specify interoperability requirements.

                                                                 [initials here]

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We would invite Docent and arrange sessions to meet with members of our
Development Partners Group, either in formal sessions (held twice per year) or in one-on-one environments.

Following the #####, we would propose repeating the intensive process outlined in the first step

Our understanding is that Docent is currently in #####, and will be #####over the next #####. Docent will then #####within #####. #####.

The Platform

As currently configured - and subject to the level of both knowledge and ignorance which we possess as to the capabilities planned already - the Docent platform would require in our view significant additions to its design and functionality at each level. HBSP is prepared to offer a committed set of internal HBSP resources and exclusive access to its own research and conclusions on pedagogical and platform requirements, addressing such topics as:

     #####

     #####

     #####

     #####

     #####

     #####

     #####

     #####

     #####

     #####

                                                                 [initials here]



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     #####

     #####

     #####

     #####

Please note that while these are topics which we think merit material enhancement, we are not aware of all that Docent may already have planned and, at the same time, there very likely are additional areas we identify whom functionality will need to be created or enhanced.

Please note as well that while we can explicitly commit to our provision of design and IT resources, we would anticipate as well arranging contributions from our key outside clientele (HBSP has a five-year old consortium of 25+ corporations which comprise our "Development Partners Group"), our third-party developers (e.g., Cognitive Arts and VIS), and from our colleagues directly within HBS, both in the faculty and in the administrative functions, such as Executive Education and IT.

Finally, we would note that HBS is by its very nature obliged to express an unusually thoughtful and forward thinking point of view on e-learning, and to set standards that over time are adopted by others. This was the case with the "case method" for business education, and we aim, with those we work with, to set it for e-learning.

3.)   Marketing activities:

While HBS has restrictive policies on outright endorsements, we would participate in joint press releases, and joint presentations in conferences, standards setting forums, open houses, etc. Any mention of Harvard Business School Publishing, or use of the HBSP marks, must be reviewed and approved by HBSP in writing before use.

                                                   [initials here]

Equity Participation: In recognition of the strategic nature of this relationship between our two companies, Docent will #####to Harvard Business School Publishing in the form #####twelve (12) months from the Effective Date of this Agreement. This #####is being given #####

 .  #####
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The exact form of #####is attached as Exhibit A to this Marketing Agreement.

4.)   General:

This agreement shall last indefinitely; however, either party may terminate this agreement for any or no reason upon thirty (30) days prior written notice. This agreement is governed by California law and is the entire agreement between the parties concerning its subject matter, superseding and replacing all prior oral or written understandings or agreements between the parties concerning this subject matter.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their authorized representatives on March 31, 2000.

The Effective Date of this Agreement shall be March 31, 2000.

Harvard Business School Publishing    Docent, Inc.


By /s/ #####                          By /s/ Dave Ellett
   -------------------------             -----------------------

Name #####                            Name Dave Ellett
          ------------------               ---------------------

Title #####                           Title President/CEO
           -----------------                --------------------

Date: 3/31/00                         Date: 3/31/00
      ----------------------                --------------------



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